4th Quarter & Fiscal Year 2013 Earnings Release Parker Hannifin Corporation August 6, 2013 Exhibit 99.2

Forward-Looking Statements Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the anticipated closing of the previously announced joint venture with GE Aviation; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to realize anticipated benefits of the consolidation of the Climate and Industrial Controls Group; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. 2

Non-GAAP Financial Measures This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates. This presentation also reconciles cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution. The effects of acquisitions, currency exchange rates and the discretionary pension plan contribution are removed to allow investors and the company to meaningfully evaluate changes in sales and cash flow from operating activities as a percent of sales on a comparable basis from period to period. 3

Agenda 4 • CEO Full Year & 4th Quarter Highlights • Key Performance Measures & Outlook • CEO Closing Comments • Questions and Answers

Highlights FY2013 Sales • Sales of $13b • Acquisitions offset negative impact of currency, divestitures and organic Earnings & Margins • Segment Operating Margins of 13.8% in challenging economic environment • Earnings impacted by • Volume • Acquisition, Integration and Related Expenses Cash Flow • Strong Cash Flow from Operations $1.4b Other • Completed 8 acquisitions that added $0.5b • CIC Divestitures and Consolidation • Joint Venture with GE Aviation • Dividend Increase of 10% & $257m share buyback 5

Highlights 4th Quarter FY2013 Sales & Orders • Achieved Record Quarterly Sales • Acquisitions contributed 3% to offset organic decline of 2% • Signs global economy bottoming • Orders reversed negative trend Earnings & Margins • Achieved Net Income of $271m or $1.78 per fully diluted share • Highest net income and operating margins of the year • Influences on Earnings • Decreased Volume in North America • Acquisition, Integration and related expenses • Inventory reduction Cash Flow • Generated very strong cash flow of $472m or 13.8% of sales 6

Diluted Earnings Per Share 4th Quarter FY2013 7 $1.78 $1.96 $6.26 $7.45 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 Q4 FY13 Q4 FY12 YTD FY13 YTD FY12

1.96 0.02 (0.14) (0.06) 1.78 (1) - 1 1 2 2 3 FY12 Q4 EPS Shares Segment Operating Income Other (Pension) FY13 Q4 EPS Influences on Earnings 4th Quarter FY2013 vs. 4th Quarter FY2012 * Segment Operating Income decline mainly due to Industrial North America 8 *

Influences on Earnings FY2013 vs. FY2012 9 * Segment Operating Income decline mainly due to Industrial International 7.45 0.12 (1.00) (0.30) (0.01) 6.26 4 5 5 6 6 7 7 8 8 FY2012 EPS Shares Segment Operating Income Other (Pension) Below the Line Items FY2013 EPS *

Sales & Operating Margin 4th Quarter FY2013 - Total Parker 10 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 3,428$ 0.5% 3,412$ 13,016$ (1.0)% 13,146$ Acquisitions 105 3.1% 449 3.4 % Currency (7) (0.2)% (141) (1.1)% Adjusted Sales 3,330$ (2.4)% 12,708$ (3.3)% Operating Margin As reported 499$ 530$ 1,791$ 2,003$ % of Sales 14.5% 15.5% 13.8% 15.2% 4th Quarter Total Year

Sales & Operating Margin 4th Quarter FY2013 - Industrial North America 11 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 1,303$ (2.6)% 1,338$ 5,051$ 0.2% 5,041$ Acquisitions 47 3.5% 217 4.3 % Currency 1 0.1% 2 0.0 % Adjusted Sales 1,255$ (6.2)% 4,832$ (4.1)% Operating Margin As reported 225$ 249$ 845$ 895$ % of Sales 17.3% 18.6% 16.7% 17.8 % Total Year4th Quarter

Sales & Operating Margin 4th Quarter FY2013 - Industrial International 12 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 1,280$ 3.3% 1,239$ 4,867$ (3.3)% 5,034$ Acquisitions 58 4.7% 232 4.6 % Currency (9) (0.7)% (137) (2.7)% Adjusted Sales 1,231$ (0.7)% 4,772$ (5.2)% Operating Margin As reported 156$ 164$ 584$ 733$ % of Sales 12.2% 13.2% 12.0% 14.6% 4th Quarter Total Year

Sales & Operating Margin 4th Quarter FY2013 - Aerospace 13 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 620$ 9.5% 566$ 2,268$ 7.8% 2,103$ Acquisitions - - % - - % Currency - - % (3) (0.1)% Adjusted Sales 620$ 9.5% 2,271$ 7.9 % Operating Margin As reported 86$ 85$ 280$ 290$ % of Sales 13.9% 15.1% 12.4% 13.8% 4th Quarter Total Year

Sales & Operating Margin 4th Quarter FY2013 - Climate & Industrial Controls 14 $ in millions FY2013 % Change FY2012 FY2013 % Change FY2012 Sales As reported 225$ (16.3)% 269$ 830$ (14.3)% 968$ Acquisitions - - % - - % Currency 1 0.1% (3) (0.4)% Adjusted Sales 224$ (16.4)% 833$ (13.9)% Operating Margin As reported 31$ 31$ 82$ 84$ % of Sales 13.8% 11.7% 9.9% 8.7% 4th Quarter Total Year

Order Rates 15 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Aerospace is calculated using a 12-month rolling average Jun 2013 Mar 2013 Jun 2012 Mar 2012 Total Parker 0%+ 7%- 1%- 2%+ Industrial North America 5%- 10%- 4%+ 7%+ Industrial International 3%+ 7%- 9%- 1%- Aerospace 3%+ 0%+ 7%+ 4%+ Climate & Industrial Controls 0%+ 1%- 1%+ 6%-

Balance Sheet Summary • Cash • Working capital • Accounts receivable • Inventory • Accounts payable 16

Cash Flow from Operating Activities 4th Quarter and FY2013 17 $472 $524 $1,417 $1,530 Q4 FY13 Q4 FY12 FY13 FY12 Cash Flow From Operating Activities 4th Quarter Total Year FY2013 FY2012 FY2013 FY2012 As Reported 472$ 524$ 1,191$ 1,530$ As Reported % Sales 13.8% 15.4% 9.1% 11.6% Discretionary Pension Plan Contribution -$ -$ 226$ -$ Adjusted Cash From Operating Activities 472$ 524$ 1,417$ 1,530$ Adjusted % Sales 13.8% 15.4% 10.9% 11.6%

FY2014 Guidance Assumptions Sales & Segment Operating Margins 18 FY 2014 Sales Change versus FY 2013 Total Parker 0.0% - 4.0 % Diversified Industrial North America 0.0% - 5.0 % Diversified Industrial International 0.0% - 4.8 % Aerospace Systems 0.0% - 4.0 % FY 2014 Segment Operating Margin Percentages Total Parker 13.4 - 14.0 Diversified Industrial North America 16.5% - 17.1 % Diversified Industrial International 10.3% - 10.7 % Aerospace Systems 12.4% - 13.4%

FY2014 Guidance Assumptions • Sales Growth, 0% to +4% • Segment Operating Margins, 13.4% to 14.0% • Below Segment Operating Margin Line (+/- 2.5%) • Corporate Admin, Interest and Other Expense (Income) • $120M at Midpoint including expected AAT JV gain • Expected Pre-Tax gain of $360M from AAT JV in Q2 • Tax Rate • 30.8% Full Year Rate including expected JV gain • Expected Gain on AAT JV taxed at 37.25% in Q2 • 29.0% Full Year Rate excluding impact of AAT JV • Shares Outstanding • 151.6M 19

FY2014 Guidance 20 Low Midpoint High Diluted Earnings Per Share 7.35$ 7.75$ 8.15$ 6.26 1.50 0.44 (0.32) (0.12) (0.01) 7.75 4 5 5 6 6 7 7 8 8 9 FY13 EPS Actual AAT JV Gain Segment Operating Income Possible Restructuring Tax Other FY14 EPS Guidance at Midpoint

21

Appendix • Consolidated Statement of Income • Business Segment Information By Industry • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Business Segment Information – CIC Consolidation

Consolidated Statement of Income 23 Three Months Ended June 30, Year Ended June 30, (Dollars in thousands except per share amounts) 2013 2012 2013 2012 Net sales 3,428,233$ 3,411,666$ 13,015,704$ 13,145,942$ Cost of sales 2,618,067 2,572,258 10,086,675 9,958,337 Gross profit 810,166 839,408 2,929,029 3,187,605 Selling, general and administrative expenses 413,061 386,681 1,554,973 1,519,316 Interest expense 20,777 23,487 91,552 92,790 Other expense (income), net 2,565 3,901 (28,497) (1,199) Income before income taxes 373,763 425,339 1,311,001 1,576,698 Income taxes 102,633 123,037 362,217 421,206 Net income 271,130 302,302 948,784 1,155,492 Less: Noncontrolling interests (34) 337 357 3,669 Net income attributable to common shareholders 271,164$ 301,965$ 948,427$ 1,151,823$ Earnings per share attributable to common shareholders: Basic earnings per share 1.82$ 2.01$ 6.36$ 7.62$ Diluted earnings per share 1.78$ 1.96$ 6.26$ 7.45$ Average shares outstanding during period - Basic 149,298,277 150,470,993 149,218,257 151,222,033 Average shares outstanding during period - Diluted 152,115,402 154,155,617 151,588,031 154,664,510 Cash dividends per common share .45$ .41$ 1.70$ 1.54$

Business Segment Information By Industry 24 Three Months Ended June 30, Year Ended June 30, (Dollars in thousands) 2013 2012 2013 2012 Net sales Industrial: North America 1,303,203$ 1,337,580$ 5,050,604$ 5,041,106$ International 1,280,443 1,239,571 4,867,758 5,034,249 Aerospace 619,950 565,990 2,267,715 2,102,747 Climate & Industrial Controls 224,637 268,525 829,627 967,840 Total 3,428,233$ 3,411,666$ 13,015,704$ 13,145,942$ Segment operating income Industrial: North America 225,071$ 249,059$ 845,225$ 895,010$ International 156,233 163,899 583,747 733,123 Aerospace 86,136 85,311 280,286 290,135 Climate & Industrial Controls 31,063 31,456 82,227 84,274 Total segment operating income 498,503 529,725 1,791,485 2,002,542 Corporate general and administrative expenses 59,189 50,838 185,767 193,367 Income before interest and other 439,314 478,887 1,605,718 1,809,175 Interest expense 20,777 23,487 91,552 92,790 Other expense 44,774 30,061 203,165 139,687 Income before income taxes 373,763$ 425,339$ 1,311,001$ 1,576,698$

Consolidated Balance Sheet 25 June 30, June, 30 (Dollars in thousands) 2013 2012 Assets Current assets: Cash and cash equivalents 1,781,412$ 838,317$ Accounts receivable, net 2,062,745 1,992,284 Inventories 1,377,405 1,400,732 Prepaid expenses 182,669 137,429 Deferred income taxes 126,955 129,352 Total current assets 5,531,186 4,498,114 Plant and equipment, net 1,808,240 1,719,968 Goodw ill 3,223,515 2,925,856 Intangible assets, net 1,290,499 1,095,218 Other assets 687,458 931,126 Total assets 12,540,898$ 11,170,282$ Liabilities and equity Current liabilities: Notes payable 1,333,826$ 225,589$ Accounts payable 1,156,002 1,194,684 Accrued liabilities 894,296 911,931 Accrued domestic and foreign taxes 136,079 153,809 Total current liabilities 3,520,203 2,486,013 Long-term debt 1,495,960 1,503,946 Pensions a d oth r postretirement benefits 1,372,437 1,909,755 Deferred income taxes 102,920 88,091 Other liabilities 307,897 276,747 Shareholders' equity 5,738,426 4,896,515 Noncontrolling interests 3,055 9,215 Total liabilities and equity 12,540,898$ 11,170,282$

Consolidated Statement of Cash Flows 26 Year Ended June 30, (Dollars in thousands) 2013 2012 Cash flows from operating activities: Net income 948,784$ 1,155,492$ Depreciation and amortization 335,624 321,929 Stock incentive plan compensation 84,996 80,935 Net change in receivables, inventories, and trade payables 11,230 (59,732) Net change in other assets and liabilities (195,938) 86,407 Other, net 6,239 (54,646) Net cash provided by operating activities 1,190,935 1,530,385 Cash flows from investing activities: Acquisitions (net of cash of $33,932 in 2013 and $19,161 in 2012) (621,144) (156,256) Capital expenditures (265,896) (218,817) Proceeds from sale of plant and equipment 25,047 20,404 Proceeds from sale of businesses 73,515 - Other, net (21,367) (21,099) Net cash (used in) investing activities (809,845) (375,768) Cash flows from financing activities: Net payments for common stock activity (159,773) (430,263) Acquisition of noncontrolling interests (1,091) (147,441) Net proceeds from (payments for) debt 992,047 (5,162) Dividends (255,009) (240,654) Net cash provided by (used in) financing activities 576,174 (823,520) Effect of exchange rate changes on cash (14,169) (150,246) Net increase in cash and cash equivalents 943,095 180,851 Cash and cash equivalents at beginning of period 838,317 657,466 Cash and cash equivalents at end of period 1,781,412$ 838,317$

Business Segment Information
Reflecting CIC Consolidation – FY2013

(Unaudited)
(Dollars in thousands)

	Three Months Ending				Fiscal Year-to-Date			
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Net sales								
Industrial:								
North America								
North America - As Reported	$ 1,266,047	$ 1,197,705	$ 1,283,649	$ 1,303,203	$ 1,266,047	$ 2,463,752	$ 3,747,401	$ 5,050,604
CIC North America	159,232	119,675	144,781	163,365	159,232	278,907	423,688	587,053
North America w/ CIC	**1,425,279**	**1,317,380**	**1,428,430**	**1,466,568**	**1,425,279**	**2,742,659**	**4,171,089**	**5,637,657**
International								
International - As Reported	1,176,890	1,168,961	1,241,464	1,280,443	1,176,890	2,345,851	3,587,315	4,867,758
CIC International	71,683	50,498	59,121	61,272	71,683	122,181	181,302	242,574
International w/ CIC	**1,248,573**	**1,219,459**	**1,300,585**	**1,341,715**	**1,248,573**	**2,468,032**	**3,768,617**	**5,110,332**
Aerospace	541,083	528,656	578,026	619,950	541,083	1,069,739	1,647,765	2,267,715
Total	**$ 3,214,935**	**$ 3,065,495**	**$ 3,307,041**	**$ 3,428,233**	**$ 3,214,935**	**$ 6,280,430**	**$ 9,587,471**	**$ 13,015,704**
Segment operating income								
Industrial:								
North America								
North America - As Reported	$ 227,192	$ 183,914	$ 209,048	$ 225,071	$ 227,192	$ 411,106	$ 620,154	$ 845,225
CIC North America	16,883	6,517	15,439	24,655	16,883	23,400	38,839	63,494
North America w/ CIC	**244,075**	**190,431**	**224,487**	**249,726**	**244,075**	**434,506**	**658,993**	**908,719**
International								
International - As Reported	151,771	123,434	152,309	156,233	151,771	275,205	427,514	583,747
CIC International	4,827	1,613	5,885	6,408	4,827	6,440	12,325	18,733
International w/ CIC	**156,598**	**125,047**	**158,194**	**162,641**	**156,598**	**281,645**	**439,839**	**602,480**
Aerospace	61,898	52,172	80,080	86,136	61,898	114,070	194,150	280,286
Total segment operating income	462,571	367,650	462,761	498,503	462,571	830,221	1,292,982	1,791,485
Corporate general and administrative expenses	39,767	45,401	41,410	59,189	39,767	85,168	126,578	185,767
Income before interest and other expense	422,804	322,249	421,351	439,314	422,804	745,053	1,166,404	1,605,718
Interest expense	23,509	24,216	23,050	20,777	23,509	47,725	70,775	91,552
Other expense	63,237	35,404	59,750	44,774	63,237	98,641	158,391	203,165
Income before income taxes	$ 336,058	$ 262,629	$ 338,551	$ 373,763	$ 336,058	$ 598,687	$ 937,238	$ 1,311,001

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Parker

Business Segment Information

Reflecting CIC Consolidation – FY2012

(Unaudited)
(Dollars in thousands)

	Three Months Ending				Fiscal Year-to-Date			
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Net sales								
Industrial:								
North America								
North America - As Reported	$ 1,204,817	$ 1,183,352	$ 1,315,357	$ 1,337,580	$ 1,204,817	$ 2,388,169	$ 3,703,526	$ 5,041,106
CIC North America	165,310	138,030	171,338	192,273	165,310	303,340	474,678	666,951
North America w/ CIC	**1,370,127**	**1,321,382**	**1,486,695**	**1,529,853**	**1,370,127**	**2,691,509**	**4,178,204**	**5,708,057**
International								
International - As Reported	1,289,115	1,218,812	1,286,751	1,239,571	1,289,115	2,507,927	3,794,678	5,034,249
CIC International	77,147	70,133	77,357	76,252	77,147	147,280	224,637	300,889
International w/ CIC	**1,366,262**	**1,288,945**	**1,364,108**	**1,315,823**	**1,366,262**	**2,655,207**	**4,019,315**	**5,335,138**
Aerospace	497,492	496,505	542,760	565,990	497,492	993,997	1,536,757	2,102,747
Total	**$ 3,233,881**	**$ 3,106,832**	**$ 3,393,563**	**$ 3,411,666**	**$ 3,233,881**	**$ 6,340,713**	**$ 9,734,276**	**$ 13,145,942**
Segment operating income								
Industrial:								
North America								
North America - As Reported	$ 223,227	$ 195,738	$ 226,986	$ 249,059	$ 223,227	$ 418,965	$ 645,951	$ 895,010
CIC North America	15,556	6,980	16,781	25,925	15,556	22,536	39,317	65,242
North America w/ CIC	**238,783**	**202,718**	**243,767**	**274,984**	**238,783**	**441,501**	**685,268**	**960,252**
International								
International - As Reported	208,219	165,940	195,065	163,899	208,219	374,159	569,224	733,123
CIC International	4,236	2,843	6,422	5,531	4,236	7,079	13,501	19,032
International w/ CIC	**212,455**	**168,783**	**201,487**	**169,430**	**212,455**	**381,238**	**582,725**	**752,155**
Aerospace	68,637	70,262	65,925	85,311	68,637	138,899	204,824	290,135
Total segment operating income	519,875	441,763	511,179	529,725	519,875	961,638	1,472,817	2,002,542
Corporate general and administrative expenses	58,016	46,136	38,377	50,838	58,016	104,152	142,529	193,367
Income before interest and other expense	461,859	395,627	472,802	478,887	461,859	857,486	1,330,288	1,809,175
Interest expense	23,221	23,769	22,313	23,487	23,221	46,990	69,303	92,790
Other expense	27,053	32,911	49,662	30,061	27,053	59,964	109,626	139,687
Income before income taxes	$ 411,585	$ 338,947	$ 400,827	$ 425,339	$ 411,585	$ 750,532	$ 1,151,359	$ 1,576,698

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Parker

Business Segment Information

Reflecting CIC Consolidation – FY2011

(Unaudited) (Dollars in thousands)	Three Months Ending				Fiscal Year-to-Date			
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Net sales								
Industrial:								
North America								
North America - As Reported	$ 1,064,915	$ 1,045,469	$ 1,178,714	$ 1,227,412	$ 1,064,915	$ 2,110,384	$ 3,289,098	$ 4,516,510
CIC North America	166,088	144,692	184,772	192,490	166,088	310,780	495,552	688,042
North America w/ CIC	**1,231,003**	**1,190,161**	**1,363,486**	**1,419,902**	**1,231,003**	**2,421,164**	**3,784,650**	**5,204,552**
International								
International - As Reported	1,092,981	1,147,231	1,293,047	1,383,748	1,092,981	2,240,212	3,533,259	4,917,007
CIC International	68,609	69,642	79,764	84,312	68,609	138,251	218,015	302,327
International w/ CIC	**1,161,590**	**1,216,873**	**1,372,811**	**1,468,060**	**1,161,590**	**2,378,463**	**3,751,274**	**5,219,334**
Aerospace	436,680	459,630	503,806	521,868	436,680	896,310	1,400,116	1,921,984
Total	**$ 2,829,273**	**$ 2,866,664**	**$ 3,240,103**	**$ 3,409,830**	**$ 2,829,273**	**$ 5,695,937**	**$ 8,936,040**	**$ 12,345,870**
Segment operating income								
Industrial:								
North America								
North America - As Reported	$ 189,362	$ 159,429	$ 189,463	$ 207,290	$ 189,362	$ 348,791	$ 538,254	$ 745,544
CIC North America	16,449	6,658	18,023	17,654	16,449	23,107	41,130	58,784
North America w/ CIC	**205,811**	**166,087**	**207,486**	**224,944**	**205,811**	**371,898**	**579,384**	**804,328**
International								
International - As Reported	183,800	167,776	199,798	202,848	183,800	351,576	551,374	754,222
CIC International	5,103	2,843	4,554	4,850	5,103	7,946	12,500	17,350
International w/ CIC	**188,903**	**170,619**	**204,352**	**207,698**	**188,903**	**359,522**	**563,874**	**771,572**
Aerospace	43,776	63,644	68,984	70,722	43,776	107,420	176,404	247,126
Total segment operating income	438,490	400,350	480,822	503,364	438,490	838,840	1,319,662	1,823,026
Corporate general and administrative expenses	33,354	37,593	41,734	51,187	33,354	70,947	112,681	163,868
Income before interest and other expense	405,136	362,757	439,088	452,177	405,136	767,893	1,206,981	1,659,158
Interest expense	24,633	25,631	24,619	24,821	24,633	50,264	74,883	99,704
Other expense	44,139	30,876	24,752	45,966	44,139	75,015	99,767	145,733
Income before income taxes	$ 336,364	$ 306,250	$ 389,717	$ 381,390	$ 336,364	$ 642,614	$ 1,032,331	$ 1,413,721

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